Exhibit 99.1

CERTIFICATION REQUIRED UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Roy C. King, Chairman of the Board of Directors, Chief Executive Officer and President of Mercator Software, Inc. (the “Company”), and I, Kenneth J. Hall, Executive Vice President, Chief Financial Officer and Treasurer of the Company, each do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Quarterly Report on Form 10-Q of the Company for the period ending September 30, 2002 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

(ii) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2002

By: /s/ Roy C. King	By: /s/ Kenneth J. Hall
Roy C. King	Kenneth J. Hall
Chairman of the Board of Directors, Chief Executive Officer and President	Executive Vice President, Chief Financial Officer and Treasurer